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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of Aspec Technology, Inc. on Form S-8 (File No. 000-22565) of our report dated January 18, 1999 appearing on page 25 of this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

San Jose, California
February 12, 1999